Exhibit 10.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned in the capacities set forth below.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent it knows or has reason to believe that such information is inaccurate.  This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date:                    February 27, 2009

DC Investments, llc

By:	/s/ Timothy S. Durham
Timothy S. Durham,
Managing Member

FAIR holdings, inc.

By:	/s/ Timothy S. Durham
Timothy S. Durham,
Chairman of the Board

FAIR FINANCE COMPANY

By:	/s/ Timothy S. Durham
Timothy S. Durham,
Chief Executive Officer

/s/ Timothy S. Durham
Timothy S. Durham, in his individual capacity